IMPORTANT


      Please Act Promptly
      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.

                       DREYFUS STRATEGIC MUNICIPALS, INC.

                         AUCTION PREFERRED STOCKHOLDERS


The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 14, 2003 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 16, 2003; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

.................................................................................
                                    FOLD AND DETACH HERE

Please mark Boxes in blue or black ink.

1.    Election of Directors

 ___ FOR ALL Nominees listed below (except as marked to the contrary) ___ WITHHOLD Authority For All Nominees listed below

Nominees are:
Class III - David W. Burke, Hans C. Mautner and John E. Zuccotti

WITHHELD FOR (write name of nominee(s) in space provided below)

 ------------------------------------------------------------------------

2. To approve a change to the fundamental investment policies and investment restrictions of the Fund to permit the Fund to engage in additional investment techniques:
   FOR                     AGAINST                 ABSTAIN
   [_]                        [_]                      [_]

3. To approve a change to the fundamental investment policies and investment restrictions of the Fund to expand the Fund's ability to invest in other investment companies:
   FOR                      AGAINST                 ABSTAIN
   [_]                        [_]                      [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

 THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:____________________________, 2003

---------------------------------
Signature(s)
---------------------------------
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope

                                         IMPORTANT


      Please Act Promptly
      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.

                             DREYFUS STRATEGIC MUNICIPALS, INC.

                                    COMMON STOCKHOLDERS

The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 14, 2003 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 16, 2003; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

.................................................................................
                                    FOLD AND DETACH HERE

Please mark Boxes in blue or black ink.

1.      Election of Directors

 ___ FOR ALL Nominees listed below (except as marked to the contrary) ___ WITHHOLD Authority For All Nominees listed below

Nominees are:
Class III - David W. Burke and Hans C. Mautner

WITHHELD FOR (write name of nominee(s) in space provided below)

 ------------------------------------------------------------------------

2. To approve a change to the fundamental investment policies and investment restrictions of the Fund to permit the Fund to engage in additional investment techniques:
   FOR                  AGAINST                 ABSTAIN
   [_]                        [_]                      [_]

3. To approve a change to the fundamental investment policies and investment restrictions of the Fund to expand the Fund's ability to invest in other investment companies:
   FOR                  AGAINST                 ABSTAIN
   [_]                        [_]                      [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

 THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:____________________________, 2003

---------------------------------
Signature(s)
---------------------------------
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope